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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report  (Date of earliest event reported)    February 7, 2001
                                                 -------------------------------

                          Ampersand Medical Corporation
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               (Exact name of Registrant as Specified in Charter)


           Delaware                      0-935                   36-4296006
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


414 North Orleans Street, Suite 510, Chicago, Illinois              60622
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  (Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code   (312)222-9550
                                                   -----------------------------



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.      Other Events

       On February 7, 2001, Ampersand Medical Corporation and its subsidiary, AccuMed Acquisition Corp., and AccuMed International, Inc. entered into an Agreement and Plan of Merger.

       A copy of the press release announcing execution of the Agreement and Plan of Merger is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.      Financial Statements and Exhibits

       (c)   Exhibits

       99.1. Press Release of Ampersand Medical Corporation, dated February 7, 2001.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMPERSAND MEDICAL CORPORATION
                                          -----------------------------
                                                  (Registrant)


Date    February 9, 2001                  By  /s/ Leonard Prange
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                                              Leonard Prange, President












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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                      DESCRIPTION
------                                      -----------

99.1                     Press Release of Ampersand Medical Corporation dated
                         February 7, 2001.